MidWestOne Financial Group, Inc. 102 South Clinton Street Iowa City, Iowa 52240 319.356.5800 www.MidWestOne.com Investor Presentation Howe Barnes Hoefer & Arnett August 18, 2009 Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements relating to the financial condition, results of operations and business of
MidWestOne
Financial Group, Inc.
Forward-looking statements generally include words such as believes, expects, anticipates and other similar expressions. Actual results could differ materially from those indicated.  Among the important factors that could cause actual results to differ materially are interest rates, changes in the mix of the Company’s business, competitive pressures, general economic conditions and the risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange
Commission.  MidWestOne
Financial Group, Inc. undertakes no obligation to publicly
revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation.

MidWestOne
Overview
•
Headquarters:
Iowa City, Iowa
•
Employees(FTE):
425
•
Founded:
1934
•
Assets:
$1.57 Billion (6 Largest Iowa Bank)
•
Market
Cap:
$69.3 Million
•
Ticker:
MOFG (NASDAQ Global Select Market)
Data as of June 30, 2009

th

Parkersburg
Cedar Falls
Waterloo
Hudson
Conrad
Belle Plaine
Melbourne
North Liberty
Coralville
Iowa City
Davenport
North English
West Liberty
Pella
Sigourney
Oskaloosa
Fairfield
Burlington
Ottumwa
Ft. Madison

MidWestOne Financial Group, Inc.

The MidWestOne Footprint • 29 Branch Locations of MidWestOne Bank within 20 Iowa Communities • 48 ATMs • Headquartered in Iowa City, Iowa 4

Top 3 Markets
Market Deposits in Market Share Rank Branches
Johnson County
(Iowa City)
$482,145M 22.60% 2 6
Mahaska County
(Oskaloosa)
$171,781M 42.26% 1 3
Des Moines County
(Burlington)
$109,069M 14.00% 3 2
Deposits as of 06/30/2009       Share and Rank Source: FDIC as of 06/30/2008 5

Top 3 Market Demographics
Market 2008
Population
Population %
Change 2000 - 2008
High
School
Graduates
Bachelor’s
Degree or
Higher
Median Household
Income
Johnson County
(Iowa City)
128,094 15.4% 93.7% 47.6% $51,587
Mahaska County
(Oskaloosa)
22,321 -0.1% 82.6% 16.5% $44,234
Des Moines County
(Burlington)
40,629 -4.1% 85.8% 16.0% $41,553
Source: US Census Bureau 6

Executive Management
Charles N.
Funk,
President & CEO,
MidWestOne
Financial Group, Inc. and
MidWestOne
Bank
Mr. Funk was named President & CEO of the organization in November, 2000 and has more than 30 years experience in senior financial leadership positions.  He has been a member of the Bank and holding company Board of Directors since joining the company.  Mr. Funk is the
Chairman-elect of the Iowa Bankers Association, and serves on the faculties of the Colorado Graduate School of Banking in Boulder, Colorado,
and the Iowa School of Banking.
Education:
William Jewell College, B.S. in Business and Accounting
Previous Experience:
Brenton Bank, Des Moines – President, Des Moines and Central Region Manager; Brenton Bank – Chief Investment Officer;
Union National Bank, Wichita – Senior Vice President & Chief Investment Officer
Kent L.
Jehle,
Executive Vice President & Chief Lending Officer,
MidWestOne
Bank
As Executive Vice President, Senior Lending Officer, Mr. Jehle oversees all aspects of the organization’s commercial and agricultural lines of business, as well as the Home Loan Center. He joined the organization in May, 1986 as a Commercial Loan Officer and since been promoted to lead the department. Mr. Jehle has 28 years of experience in banking.
Education:
University of Iowa, B.B.A. in Finance
Previous Experience:
State of Iowa, Division of Banking – Bank Examiner IV
Gary J.
Ortale,
Executive Vice President & Chief Financial Officer,
MidWestOne
Bank
Mr. Ortale was named Executive Vice President & Chief Financial Officer of MidWestOne Financial Group, Inc. and MidWestOne Bank in May,
2009. Ortale joined the organization in 1987 as the Vice President & Controller of Iowa State Bank & Trust Company and in 2002 became the bank’s Senior Vice President & CFO. Following the March 2008 merger of ISB Financial Corp. and the former
MidWestOne
Financial Group, Inc.,
Ortale assumed the role of Senior Vice President & Chief Risk Officer. He is a CPA.
Education:
Drake University, B.S. in Accounting
Susan R.
Evans,
Chief Operating Officer,
MidWestOne
Financial Group, Inc. and
MidWestOne
Bank
Ms. Evans joined the organization in March, 2001 as Senior Vice President, Retail Banking.  She is responsible for developing and implementing the business plan for MidWestOne’s Retail Division, as well as overseeing the Marketing Department.  Ms. Evans has 33 years of experience in the financial services industry.  She serves on the Board of Trustees of the Colorado Graduate School of Banking.
Education:
Iowa State University, B.A.; Colorado Graduate School of Banking, Honors Graduate
Previous Experience:
Brenton Bank, Des Moines – Market President; US Bank, Des Moines – Retail Market and Sales Manager

Education:
Previous Experience:
Education:
Previous Experience:
Education:
Education:
Previous Experience:

Key Financials as of 6/30/2009
Total Assets: $1,573,224,000
Total Bank Loans: $990,653,000
Total Loan Pools: $88,789,000
Total Deposits: $1,196,532,000
Total Interest-Bearing Deposits: $1,060,292,000
Total Capital: $147,548,000
Tangible Capital: $134,649,000
TARP Capital Purchase Plan Program Investment: $16.0 Million (approved for $35 Million)
Total Equity / Total Assets: 9.38%; Tangible Common Equity / Tangible Assets: 7.63%
Tier 1 Capital Ratio: 9.54%
Source: MOFG 6/30/2009 10-Q Filing
Corporate Headquarters, Iowa City, Iowa

25%
20%
15%
10%
5%
0%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
MOFG
13.74%

MidWestOne Financial Group, Inc.

Low Reliance on Wholesale Funding
Reliance on Wholesale Funding = (Total Borrowings + Brokered Deposits)
(Total Borrowings + Total Deposits)
Reliance on Wholesale Funding for All Publicly Traded Banks & Thrifts
9 Source: KBW Research and Company Filings

Historical Performance
MidWestOne Bank (f/k/a Iowa State Bank & Trust) Performance Ratios
Year Return on
Assets
Return on
Equity
Total Assets
($MM)
Net Loan Charge Offs
to Avg. Total Loans
2000 1.17% 15.10% $383 0.01%
2001 1.42% 16.52% $408 -0.17%
2002 1.23% 14.17% $450 0.32%
2003 1.23% 14.22% $489 0.11%
2004 1.13% 13.49% $517 0.24%
2005 1.04% 12.71% $536 -0.01%
2006 0.84% 10.68% $561 0.14%
2007 0.95% 11.83% $567 0.09%

Keys to MOFG Non-Interest Income Growth
•Wealth Management
•Trust
•Investor Center –
of the former Iowa State Bank & Trust 2004 through 2007
revenue growth averaged 34% per year.
•Home Loan Center –
Economies of Scale through utilizing a central hub for real
estate lending.
•Mortgage Origination Fees for Q2 2009: $860,000
•Mortgage Origination Fees for first half of 2008: $630,000
•$170.5
Million in real estate loans were closed in the first half of 2009.
•MidWestOne
Insurance Services – In process of building this phase of business in selected MidWestOne communities and we expect that insurance will become a greater factor of non-interest income over the next five years.
•Strategic planning goal is to increase non-interest income to 30% of total revenues.

Loan Portfolio Composition
(Excluding Loan Pools)
RE Multi Fam
3%
Agricultural
9%
Commercial
19%
RE Home Equity
7%
RE Farmland
9%
RE Construction
10%
RE Commercial - Owner
Occupied
13%
RE Commercial - Non
Owner Occupied
10%
RE 1-4 Family 1st
15%
Consumer
2%
Loans to State and Political
Subdivisions
2%
RE Commercial - Bare Land
1%

MidWestOne Financial Group, Inc.

Bank Loan Portfolio *MidWestOne is ranked #58 nationwide in total agricultural loans Source: MOFG 6/30/2009 10-Q Filing. Ag loan ranking source: American Bankers Association 12

Loan Portfolio by Market
(Excluding Loan Pools)
$350,000,000
$300,000,000
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$-
Iowa City
Cedar Valley
Oskaloosa
Belle Plaine
Davenport
Burlington
Fairfield
Pella
Conrad
Parkersburg
Ottumwa
Sigourney
Melbourne
North English
Fort Madison
Market

MidWestOne Financial Group, Inc.

Bank Loan Portfolio 13

Non Performing Loans
(Excluding Loan Pools)
$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
RE Construction
RE Commercial - Owner Occupied
Commercial
RE 1-4 Family 1st
RE Commercial - Non Owner Occupied
Agricultural
RE Multi Fam
RE Home Equity
Consumer
Loans to State and Political Subdivisions
RE Farmland
RE Commercial - Bare Land
Loan Type

MidWestOne Financial Group, Inc.

Bank Loan Portfolio 14

Non Performing Loans
(Excluding Loan Pools)
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Cedar Valley
Davenport
Iowa City
Ottumwa
Pella
Conrad
Belle Plaine
Oskaloosa
Burlington
Fairfield
Fort Madison
Parkersburg
Sigourney
Market

MidWestOne Financial Group, Inc.

Bank Loan Portfolio 15

Net Charged Off Loans
(Excluding Loan Pools)
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$(100,000)
Commercial
RE Commercial
RE Home Equity
RE Construction
Consumer
RE 1-4 Fam 1st
Agricultural
Deposit Account
RE Farmland
Credit Card
Loan Type

MidWestOne Financial Group, Inc.

Bank Loan Portfolio 16

Loan Pool Participations
As of June 30, 2009, our loan pool investment was $88.8 million. As of June 30, 2009, approximately 6% of our earning assets were invested in loan pools, and approximately
4% of our gross total revenue was derived from the loan pools. The former MidWestOne had engaged in this business since 1988 and the Company continued the business following the merger. These loan pool participations are pools of performing, sub-
performing and nonperforming loans purchased at varying discounts from the aggregate outstanding principal amount of the underlying loans. Our basis across the total loan pool portfolio is approximately $0.51 per $1.00 of loan face value.
The loan pools are held and serviced by a third-party independent servicing corporation.
The Company invests in the pools that are purchased by the servicer from nonaffiliated banking organizations and from the FDIC acting as receiver of failed banks and savings associations. The Company has very minimal exposure in loan pools to consumer real estate, subprime credit or to construction and real estate development loans.

Multi-Family Real Estate 2%
Unsecured 2%
Land 2%
Agricultural Real Estate 6%
Commercial 9%
Other Real Estate Owned 10%
Single Family 10%
Other 1%
Commercial Real Estate 58%

11%
8%
5%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
*2009
Return
*6 Months
June 30, 2009

MidWestOne Financial Group, Inc.

Loan Pool Portfolio As of June 30, 2009 18

Loan Pools by Top 10 States
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
FL 18.9%
OH 12.9%
PA 7.2%
NJ 6.7%
MO 5.1%
SC 5.0%
TX 4.1%
NC 3.4%
AL 3.1%
NY 3.0%

MidWestOne Financial Group, Inc.

Loan Pool Portfolio As of June 30, 2009 19

Loan Pool Composition by Type
Agricultural
0%
RE Multi Fam
2%
RE Farmland
6%
Other Real
Estate/Other Assets
11%
Commercial
10%
Consumer
1%
RE Commercial
- Bare Land
2%
RE 1-4 Family
11%
RE Commercial - Non
Owner Occupied
11%
RE Commercial - Owner
Occupied
46%

MidWestOne
Financial Group, Inc.

Loan Pool Portfolio As of June 30, 2009 20

•
Capital
•
Liquidity
•
Credit and Loan Quality
•
NPAs are traditionally better than peer group
•
Excellent historical track record
•
Major agricultural lender (#58 in the U.S. according to the ABA)
•
Competitive product line
•
Iowa banking likely to consolidate in the next five years
•
Opportunity to increase market share in larger communities in our footprint
•
Commitment to our shareholders
•
People
Why MidWestOne?

•
Luxury of long term decision making
•
Opportunity to continue to reduce expenses
•
Outstanding service and ongoing training to assure that customer service remains outstanding
•
Community focused
•
Our employees give an average of 4,131 hours of their own time to volunteerism each month (9.72 hours per month per employee)
•
Nearly $500,000 in community support was given by the Bank and Bank
Foundation in 2008
Why MidWestOne?

23